Presentation to the Board of Directors September 14, 2011 Exhibit (a)(v)

Table of Contents 2 Section 1 Executive Summary Section 2 Mexican Telecom Industry Overview Section 3 Valuation

3 Section 1 Executive Summary

Transaction Summary
Summary Overview

EXECUTIVE SUMMARY
Note
1. Based on a USDMXN rate of 12.77 as of 9/12/11
•
On August 1, 2011, America Móvil, S.A.B. de C.V. (“AMX”) announced that its Board of Directors had approved a cash tender offer for all of the outstanding shares of any and all classes of Teléfonos de México,
S.A.B de C.V. (“TMX”) that are not already owned, directly or indirectly by AMX
–
AMX currently owns 59.96% of the equity capital of TMX and shares representing 74.15% of the voting power
–
The tender offer does not entail a change of control in TMX
•
If all shareholders were to tender, AMX would acquire 40.04% of the outstanding shares of TMX and would, directly or indirectly, own 100% of the outstanding TMX capital stock upon completion of the offer
–
If AMX acquires a sufficient number of shares, it intends to delist TMX from the various stock markets on which its shares are listed
•
The purchase price offered is 10.50 Mexican Pesos per share payable in cash

•
The tender offer is subject to the authorization from Mexico’s National Banking and Securities Commission
•
Morgan Stanley has been retained to render a financial opinion to the Board of Directors of TMX with respect to the fairness from a financial point of view of the consideration to be received by TMX shareholders, other than
AMX, AT&T Inc. or any of their respective affiliates, pursuant to the proposed tender offer
•
We have not been provided with, and did not have access to, financial projections relating to TMX prepared by the management of TMX. At the direction of the Company, for our analyses that required financial projections for TMX we relied on certain publicly available research analysts’ financial forecasts relating to TMX as adjusted and extrapolated per the guidance of the management of TMX (the “Publicly Available Adjusted
Projections”). We have been advised by TMX, and have assumed with the consent of TMX, that such Publicly
Available Adjusted Projections are consistent with the best currently available estimates and judgments of the management of TMX with respect to the future financial performance of TMX. Furthermore, we have based our opinion on other publicly available information on TMX as well as on discussions with TMX management regarding competitive landscape, regulatory environment, business conditions, recent performance and outlook for the business
•
We have performed certain other analyses and considered certain other factors as we have deemed appropriate in rendering our financial opinion
•
We have assumed that there will be no changes to the regulatory environment under which TMX currently operates and that TMX will not in the future receive permits and approvals to provide services that it is not currently permitted to provide
– The total transaction value if all non-AMX shareholders were to tender would be Mx$75.8Bn or US$5.9Bn
(1)

Transaction Key Metrics
EXECUTIVE SUMMARY

Source Company Filings and Wall Street Research
Valuation Implied by Tender Offer and Indicative Timeline
• The tender offer is for A, AA
and L shares at Mx$10.50 per
share
• Holders of ADS will be entitled
to receive US$ from the
depository
• Because AMX already has
control of TMX with 74% of
voting power, we have not
assigned any value premium to
the AA and A (voting) shares
subject to the tender vs. the
non-voting L shares
Implied Valuation (1)
Bn, except per Share and ADS data
Mx$
Offer Price per Share 10.50
% Premium to Prior Day (7/29/11) 10.6%
% Premium to Prior 4 Weeks (7/1/11) 9.4%
% Premium to Prior 90 Days Average (7/29/11-4/29/11) 4.9%
% Premium to Prior 180 Days Average (7/29/11-1/29/11) 1.5%
% Premium to Prior 365 Days Average (7/29/11-7/29/10) 5.1%
Implied Price per ADS (US$)
(2) 16.45
Implied Equity Value (Bn) 189.31
Plus: Net Debt as of 6/30/2011 (Bn)
(3) 66.43
Implied  Aggregate Value (Bn) 255.74
Implied AV / EBITDA LTM 2Q11 5.8x
Implied AV / EBITDA 2011E 5.9x
Implied AV / EBITDA 2012E 6.1x
Implied EV / 2011E LFCF
(4)
9.3x
Implied P / E 2011E
(5) 13.0x
Implied P / E 2012E
(5)
13.1x
Notes
1. Calculation based on TMX Series L share prices
2. One ADS represents 20 shares. Converted using an exchange rate of USDMXN of 12.77 as of 9/12/11
3. Total debt of Mx$67,777MM + minority interest of Mx$322MM – cash and equivalents of Mx$4,144MM – cash required to pay the September 22,
2011 dividend of Mx$0.1375 per share
4. LFCF defined as EBITDA less cash interest, cash taxes, capex and additions to working capital
5. Net income based on median of selected Wall Street research analysts estimates

Valuation Methodology
EXECUTIVE SUMMARY
6
Key Methodologies Applied
• We examined the value of TMX
using methodologies commonly
employed to value companies
in the telecommunications
sector
Trading Comparables • We analyzed trading multiples of comparable companies in Latin America and
North America, with a major focus on primarily wireline operations
– We believe that the metrics that best capture TMX’s value are Aggregate
Value / EBITDA and Equity Value / Levered Free Cash Flow
Precedent
Transactions
• We analyzed premiums paid globally since 2001 in non change-of-control cash acquisitions for selected industries with an aggregate value greater than US$1Bn and with a pre-transaction ownership of the target by the acquirer of 50%-95%
• We analyzed transaction multiples in precedent merger and acquisition transactions involving telecommunications companies which were entirely or predominantly engaged in the wireline telecommunications business, during the last 10 years
– Nearly all of these precedent transaction multiples capture the value associated with change of control, and therefore are presumed to include a premium typical for change of control transactions
– We note that the contemplated TMX transaction does not involve a change of control of TMX
– Key metric evaluated was AV / LTM EBITDA
Discounted Cash
Flows
• We determined the present value of unlevered free cash flows, based on the
Publicly Available Adjusted Projections
– Cash flows were discounted using a range of WACCs and a range of terminal values calculated by applying terminal multiples to 2016E EBITDA, the last projected period, with cross-reference to the implied free cash flow perpetuity growth rates
Wall Street Research
Price Targets
• We looked at Wall Street research analyst’s price targets, discounted to present value based on price target dates at the cost of equity
• TMX has at least 15 research analysts covering its stock

ADS Target Price (US$)
Summary Valuation
EXECUTIVE SUMMARY
7
Calculation and Rationale Per Share / ADS Valuation Range
(1)
Methodology
Source Company Filings, Wall Street Research
ADS Price US$
Share Price Mx$
3.13 9.40
Offer Price:
Mx$10.50 per share
US$16.45 per ADS
Range of analyst share and ADS price targets
in Mx$ and US$, respectively, discounted at a
cost of equity of 8.5%. Dot represents median
of estimates
8.0x – 10.2x EV / 2011E LFCF (2)
applied to 2011E LFCF of Mx$20.5Bn
4.8x – 5.9x AV / 2011E EBITDA (2)
applied to 2011E EBITDA of Mx$43.3Bn
Trading
Comparables
Assuming 6.5 –
8.5% WACC and
5.0 – 6.0x EBITDA exit multiple
(mid-point implies perpetual nominal growth rate
of -1.0%)
Discounted Cash
Flows
Precedent
Transactions
Wall Street
Research Price
Targets
TMX’s Share Price
Non Change-of-Control Cash Acquisitions — Median Premium to Prior Day
Non Change-of-Control Cash Acquisitions — Median Premium to Prior 4 Weeks
Source Wall Street Research
Analyst Target Price Distribution
ADS Price Discounted to 9/30/2011 at a Cost
of Equity of 8.4%
LatAm (3) : 4.5x – 5.3x AV / LTM EBITDA applied
to LTM EBITDA of Mx$44.4Bn
US (3) : 4.5x – 5.1x AV / LTM EBITDA
applied to LTM EBITDA of Mx$44.4Bn
Median Premium of Non-Change of Control
Cash Acquisitions. Premium to Prior Day of
9.1% and Premium to Prior 4 Weeks of 13.6%
9.37
7.39
7.39
9.08
7.84
10.38
8.32
10.49
9.36
8.86
11.57
10.48
20.90
10.78
16.07
10.35
9.90
10.91
2.00 6.00 10.00 14.00 18.00
12.28
11.57
13.04
11.57
21.93 28.19 15.66
16.41
18.13 14.22
13.88
16.88
14.66
16.22 17.08
Notes
1.
Based on total debt of Mx$67,777MM + minority interest of Mx$322MM – cash and equivalents of Mx$4,144MM – cash required to pay the September 22, 2011 dividend of Mx$0.1375 per share, converted to US$ at a USDMXN rate of 11.72 as of 6/30/11. ADS figures based on a USDMXN rate of 12.77 as of 9/12/2011
2.
Multiple range excludes the lowest and highest multiples among comparables
3.
US precedents based on CenturyLink/Qwest, Frontier/Verizon SpinCo and CenturyTel/Embarq and LatAm precedents based on AMX/CTE-El Salvador, AMX/Telec. de
Puerto Rico, AMX/Codetel, Telefonica/Colombia Telecom and Telemar/Brasil Telecom

8 Section 2 Mexican Telecom Industry Overview

General Overview of Mexican Telecom Industry
MEXICAN TELECOM INDUSTRY OVERVIEW
9
• Wireless has overtaken wireline
as the most prevalent means of
telecommunications access in
Mexico, with the number of
wireless accesses (subscribers)
already representing 4.9x the
number of fixed lines in service
• While wireline has been losing
share of total market, TMX has
also been losing share of fixed
telephony access lines to Axtel
and the cable-TV MSOs
• Telmex has been able to
partially compensate for
revenue declines from wireline
telephony by increasing
broadband revenue
0
20
40
60
80
100
120
2007 2008 2009 2010 2011E 2012E 2013E 2014E
Wireless Wireline
Wireline growth in Mexico is projected to be stagnant
Wireline vs. Wireless – Mexican Market
MM Lines
Source Global Insight Source Cofetel, TMX Filings
6% 5%
5%
28% 28% 28%
33%
62%
67%
66%
64%
8%
0%
20%
40%
60%
80%
100%
2007 2008 2009 2010
TMX Megacable Other
TMX has been able to partially offset this decline
with its stable position in broadband access…
% Share in Wireline Broadband
Source Cofetel, TMX Filings
87%
66%
77%
87%
96%
102%
85%
81%
75%
64%
51%
37%
37%
51%
0%
20%
40%
60%
80%
100%
120%
2008 2009 2010 2011E 2012E 2013E 2014E
Wireline Broadband
Total Broadband
… But wireline broadband penetration growth is
expected to slow down as it nears 90% of access lines
Broadband Subscribers as % of Wirelines
Source Global Insight, Business Monitor
CAGR ‘11E-’14E:1.4%
TMX’s market share has been steadily declining
TMX’s Market Share of Wireline Segment
% Share
7%
7%
9%
4%
7%
13%
78%
81%
86% 89%
8%
11%
0%
20%
40%
60%
80%
100%
2007 2008 2009 2010
TMX Axtel
Other (Primarily cable-TV MSOs)

TMX – Historical Quarterly Operating Performance
10
Access Lines in Service (1)
MM
Broadband Subscribers
MM
Access Lines Decline Rate Y-o-Y (1)
%
Broadband Penetration of Access Lines in Service
MEXICAN TELECOM INDUSTRY OVERVIEW
Source Company Filings
• Access lines in service have
been declining since 2Q07
– This decline has been offset
by an increase in broadband
subscribers
– However, the growth rate of
broadband subscribers has
decreased as penetration
approaches 50% of access
lines in service
Note
1. Adjusted 1Q08–3Q09 access line count by 1.2MM less lines, which were at least 2 months behind on payments. TMX stopped reporting these lines on 12/31/2009. Decline rates for 1Q08–3Q10 adjusted accordingly
16.15
15.8815.81 15.74
15.62 15.5915.56
15.25
16.6016.4616.47
16.39 16.31
16.22
0.00
4.00
8.00
12.00
16.00
20.00
6.52
6.77
6.95
7.17
7.36
7.57
7.68
6.30
5.90
5.52
5.01
4.36
3.80
3.32
0.00
2.00
4.00
6.00
8.00
10.00
(3.1)
(2.9)
(3.2)
(1.8)
(1.6)
(3.1)
(2.9)
(3.2)
(2.9)
(1.3)
(1.7)
(1.5)
(2.0)
(3.1)
(4.0)
(3.0)
(2.0)
(1.0)
0.0
41%
43%
44%
46%
47%
49%
50%
20%
23%
26%
31%
34%
36%
39%
0
20
40
60

9
10
11
12
12-Sep-10 23-Nov-10 3-Feb-11 18-Apr-11 29-Jun-11 12-Sep-11
0
25
50
75
100
125
150
Volume Price
Tender Price
Series L Share Price Performance and Trading Volume
As of 12-Sep-11
Mx$ MM
TMX Series L —Share Price Performance
MEXICAN TELECOM INDUSTRY OVERVIEW
11
Source CapIQ
Last Twelve Months
17-Nov-10
Pays down US$300MM
and refinances
US$700MM of debt
27-May-11
Regulators reject TMX’s application to
start offering TV services
7-Dec-10
Mexico Senate approves antitrust
legislation
1-Aug-11
AMX announces
intention to
tender for
remaining 40%
of TMX for
Mx$10.50 per
share
3-May-11
Supreme court rules that the new
mobile interconnection rates of 39¢
(previously 95¢) established by
COFETEL must apply
14-Jun-11
AMX cuts the fees
it charges to TMX
for phone calls to
its network from
95¢ to 39¢ to
match the rate set
by the government
to all carriers
3-Feb-11
TMX reports FY10 results, net
income declined by 32%
7-Jun-11
COFETEL reduced rural interconnection
rates (for calls terminated on TMX’s
network) by 94% from 75¢ to 4.5¢ and
domestic long distance interconnection
rates from 11.5¢ to 3.95¢
12-May-11
Court rules TMX must receive an
answer in 15 days on its request
for government permission to
offer TV services

12 Section 3 Valuation

Comparable Companies Selection Criteria
VALUATION

Inclusion:
Incumbent
telecom only
Inclusion:
More than 50% wireline
revenue mix
Inclusion:
Over 2MM Access Lines
Latin America
North America
Tele Norte Leste
TELESP
Windstream Frontier
CenturyLink
Diversified Telecommunications Companies
Cable MSO’s CLEC’s
AT&T
TDC
BT Group
Vodafone
Verizon
Telenor
Telecom
Italia
KPN
Portugal
Telecom
OTE
Consolidated
Belgacom
Deutsche
Telekom
France
Telecom
Telekom
Austria
Telefonica
Cincinnati Bell
Sprint
Brasil
Telecom
Telecom
Argentina
Entel
• We determined the universe of
comparable listed companies
by examining the
telecommunications universe
and screening for business
characteristics similar to TMX
– incumbent telecom
companies
– with a preponderant
percentage of wireline
revenue
– with significant size
• The universe of comparable
listed companies was narrowed
to three North American and
two Latin American companies

Projected Operating and Financial Statistics (1)
VALUATION

Revenue CAGR 2011E-2013E EBITDA CAGR 2011E-2013E
Internet Accesses CAGR 2011E-2013E Access Line Loss CAGR 2011E-2013E
As of September 12, 2011
Latin America North America
Note
1. TMX data based on the Publicly Available Adjusted Projections. Peers data based on median of selected Wall Street research analysts estimates
TMX
(1.4%)
3.7%
0.2%
(2.2%)
(4.5%)
0.4%
(5%)
0%
5%
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
(2.4%)
5.9%
2.2%
0.8%
(0.6%)
(0.6%)
-20%
0%
20%
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
(1.5%) (1.5%)
(3.1%)
(6.2%)
(7.3%)
(2.9%)
(10%)
(5%)
0%
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
5.9%
10.2%
3.4%
3.2%
2.5%
7.5%
0.0%
5.0%
10.0%
15.0%
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink

Sector Trading Multiples
(1)
VALUATION
15
5.5x
4.1x
5.9x
5.0x
4.8x
6.9x
0
2
4
6
8
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
Aggregate Value / 2011E EBITDA
8.4x
13.8x
9.0x
10.2x
8.0x
6.4x
0
4
8
12
16
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
Equity Value / 2011E LFCF (2)
1.5x
0.3x
1.8x
3.7x
3.2x
2.4x
0
2
4
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
Net Debt / 2011E EBITDA
Latin America North America
As of September 12, 2011 for Comparables, as of July 29, 2011 for TMX
Notes
1. TMX data based on the Publicly Available Adjusted Projections. Peers data based on median of selected Wall Street research analysts estimates
2. LFCF defined as EBITDA less cash interest, cash taxes, capex and additions to working capital, assumes no changes in working capital for peers
Tender Price: 5.9x Tender Price: 9.3x
Tender Price: 5.5%
TMX
6.1%
6.4%
4.3%
8.0%
10.8%
8.7%
0.0%
4.0%
8.0%
12.0%
16.0%
TMX TELESP Tele Norte
Leste
Windstream Frontier CenturyLink
Dividend Yield 2011E

• We note that both, Latin American and North American transactions, were all change of control transactions, while the Tender Offer does not involve a change of voting control of Telmex
VALUATION
16
Non-change of
Control Transactions
• We analyzed premiums paid globally since 2001 in non change-of-control cash acquisitions, for selected industries, with an aggregate value greater than $1Bn and with a pre-transaction ownership of the target by the acquirer ranging 50%-95%
– Median premium of 9.1% relative to share price 1-day prior to announcement
– Median premium of 13.6% relative to share price 4-weeks prior to announcement
Latin American
Transactions
• Few recent precedent transactions in Latin America of pure or predominantly wireline incumbents
– Average AV / LTM EBITDA multiple of 5.0x in five transactions
CTE-El Salvador                  151k wireless subs out of 620k total access lines
PRT (Puerto Rico)               485k wireless subs out of 1,110k total access lines
Codetel (Dominican Rep.)   800k wireless subs out of 752k total access lines
• The most recent wireline-only transaction was Telefonica’s acquisition of Colombia
Telecom in 2006 with a 5.3x LTM EBITDA multiple
• Wireless / wireline industry dynamics have changed significantly in the Latin
American telecom industry since then, with wireless becoming more dominant and wireline growth stagnating
Recent North
American
Transactions
• Recent valuations paid for large incumbent wireline-only companies in U.S. may be most instructive
– Embarq, Qwest and Verizon Spinco transactions all involved targets of meaningful size, broad geographic scope, and mix of rural and urban exchanges, characteristics similar to those of TMX
– These companies were experiencing negative access line growth at the time they were acquired
– Average AV / LTM EBITDA multiple of 4.7x in these three transactions
Precedent Transaction Overview
• Median premium paid to 1-day
prior to announcement share
price on non change-of-control
transactions globally is 9.1%,
below the implied 10.6%
premium of AMX’s tender offer
for TMX
• Relevant precedent
transactions in Latin America
and North America encompass
a change of control premium
– AMX tender offer for TMX
does not entail a change of
control
– 3 of these 5 were America Movil’s purchases of incumbent telcos in El Salvador,
Puerto Rico and Dominican Republic; all were completed more than 5 years ago
Each target company included a wireless business representing a significant
% of total subscriber base:
–

Premiums Paid in Non Change-of-Control Cash Acquisitions
Across Selected Industries

Source Thomson
3
2 2
6
4
6
1
2
1
2 2
5
0
1
2
3
4
5
6
7
2.50% 2.5%-5% 5%-7.5% 7.5%-10% 10%-
12.5%
12.5%-
15%
15%-
17.5%
17.5%-
20%
20%-
22.5%
22.5%-
25%
25%-
27.5%
27.5%-
30%
30%
Premium Paid to 4 Weeks Prior to Announcement
# of Deals
Source Thomson
Premium Paid to 1 Day Prior to Announcement
# of Deals
Median: 9.1%
Median: 13.6%
• Premium implied by AMX
tender offer is higher than the
median premium paid to 1-day
prior to announcement share
price on non change-of-control
transactions globally:
– 10.6% to one day prior vs.
median 9.1%
• Precedent transactions
universe in cash acquisitions
for proposed total consideration
amount of aggregate value
greater than $1Bn
– Pre-transaction ownership of
target company by acquirer
between 50%–95%
– Global deals since 1/1/2001
– Excludes transactions in the
Financial Institutions and
Biotechnology sectors
VALUATION
0
2
4
6
8
10
2.5%
2.5%-5% 5%-7.5% 7.5%-
10%
10%-
12.5%
12.5%-
15%
15%-
17.5%
17.5%-
20%
20%-
22.5%
22.5%-
25%
25%-
27.5%
27.5%-
30%
30
%

Tender Offer Price vs. Market Movements Since Announcement
Indexed Daily Stock Price Evolution
VALUATION
18
80%
90%
100%
110%
120%
7/29/11 8/12/11 8/26/11 9/12/11
TMX AMX
After announcement, TMX price has remained
stable while the price of AMX…
Indexed to July 29, 2011
Source CapIQ
80%
90%
100%
110%
120%
7/29/11 8/12/11 8/26/11 9/12/11
TMX TELEMAR TELESP
…Latin American peers…
Indexed to July 29, 2011
Source CapIQ
80%
90%
100%
110%
120%
7/29/11 8/12/11 8/26/11 9/12/11
TMX CTL WIN FTR
… North American peers…
Indexed to July 29, 2011
Source CapIQ
80%
90%
100%
110%
120%
7/29/11 8/12/11 8/26/11 9/12/11
TMX IPC S&P500
…and major indices have declined with some
recent recovery
Indexed to July 29, 2011
Source CapIQ
• Tender offer price represents a
10.6% premium to TMX share
price one day prior to the
announcement
• Given equity market
movements since August 2,
however, the tender offer price
looks more attractive relative to
equity valuations that have
declined for nearly all
comparable companies and the
relevant equity indices
TMX Tender Offer Price (Mx$ 10.50)

Multiples Paid in Change-of-Control Transactions
VALUATION

7.0x
8.4x
6.3x
10.3x
7.6x
4.5x 4.5x
5.2x
8.7x
5.1x
6.8x
7.4x
7.7x
4.9x
5.3x
4.5x
5.3x
5.2x
6.5x
6.9x
0.0
2.0
4.0
6.0
8.0
10.0
12.0
North America Europe Latin America TMX Offer Average of All Transactions
Historical Multiples Paid AV / LTM EBITDA
X
Wireline Telecom Sector
Notes
1. Average of LatAm transactions includes AMX/CTE-El Salvador, AMX/Telec. de Puerto Rico, AMX/Codetel, Telefonica/Colombia Telecom
and Telemar/Brasil Telecom
2. Average of US transactions includes CenturyLink/Qwest, Frontier/Verizon SpinCo and CenturyTel/Embarq, representative large incumbent and wireline transactions for TMX
Global Average: 6.4x
LatAm Average (1) : 5.0x
US Average (2) : 4.7x
TMX Offer: 5.8x
In Dec 04, AMX
acquired an additional
41.5% stake from the
Government of El
Salvador for 2.5x AV /
LTM EBITDA

Publicly Available Adjusted Projections
VALUATION

• We have not been provided with,
and did not have access to,
financial projections relating to
TMX prepared by the management
of TMX. At the direction of the
Company, for our analyses that
required financial projections for
TMX we relied on certain publicly
available research analysts’
financial forecasts relating to TMX
as adjusted and extrapolated per
the guidance of the management
of TMX (the “Publicly Available
Adjusted Projections”). We have
been advised by TMX, and have
assumed with the consent of TMX,
that such Publicly Available
Adjusted Projections are consistent
with the best currently available
estimates and judgments of the
management of TMX with respect
to the future financial performance
of TMX
90
100
110
120
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
Revenue (1)
Mx$Bn
(10)
(8)
(6)
(4)
(2)
0
2
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
Revenue Growth (1)
%
Source Wall Street Research Reports and the Publicly Available Adjusted Projections
Note
1. Median, Mean, Max and Min based on selected Wall Street equity research analysts estimates. PAAP stands for the Publicly Available Adjusted
Projections

32
36
40
44
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
EBITDA Margin (1)
%
34
38
42
46
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
EBITDA (1)
Mx$Bn
6
7
8
9
10
11
12
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
Capital Expenditures as % of Revenues (1)
Mx$Bn
12
14
16
18
2011E 2012E 2013E 2014E 2015E 2016E
Median Mean Max Min PAAP
Depreciation and Amortization (1)
Mx$Bn
VALUATION
21
Publicly Available Adjusted Projections (cont’d)
Source Wall Street Research Reports and the Publicly Available Adjusted Projections
Note
1. Median, Mean, Max and Min based on selected Wall Street equity research analysts estimates. PAAP stands for the Publicly Available Adjusted
Projections

TMX - Historical and Projected Performance
VALUATION

14.6
14.5
14.3
16.4
15.9
15.6
15.2
15.0
14.7
0.0
5.0
10.0
15.0
20.0
Access Lines in Service (1)
MM
9.5
9.9
10.3
9.2
8.7
8.2
7.4
6.7
5.2
0.0
3.0
6.0
9.0
12.0
Internet Accesses
MM
104.8 103.7
102.7
106.4
107.7
109.5
113.6
119.1
124.1
0.0
25.0
50.0
75.0
100.0
125.0
150.0
Revenue
Mx$Bn
(1.5)
(1.1)
(0.9)
(1.2)
(1.6)
(3.6)
(4.6)
(4.0)
(5.1)
(6.0)
(4.0)
(2.0)
0.0
Annual Revenue Growth
%
Source 2008A-2010A = Company Filings, 2011E-2016E = Publicly Available Adjusted Projections
Notes
1. Access lines for 2008 adjusted for lines that were excluded from TMX’s access line calculation in 2009 due to missed payments in excess of 2 months (1.2MM lines)
2. Adjusted to reflect lines in service as of June 30, 2011
• While Broadband accesses are
expected to continue growing, it
is not expected to mitigate the
contraction of fixed lines
– Therefore, overall revenues
are expected to continue
contracting
(2)

TMX - Historical and Projected Performance (cont’d)
VALUATION

39.9 39.5
39.0
41.3
42.1
43.3
45.9
52.3
57.7
0.0
20.0
40.0
60.0
80.0
EBITDA
Mx$Bn
(3.2)
(1.0)
(1.2)
(2.0)
(2.7)
(5.8)
(12.2)
(9.3)
(7.4)
(15.0)
(12.0)
(9.0)
(6.0)
(3.0)
0.0
Annual EBITDA Growth
%
38.1 38.1 38.0
38.8 39.1
39.5
40.5
43.9
46.5
0.0
20.0
40.0
60.0
EBITDA Margin
%
28.7 28.7
29.5
29.0
29.6
29.5
32.3
36.7 36.8
0.0
10.0
20.0
30.0
40.0
50.0
EBITDA - Capex Margin
%
• As a consequence of falling
revenues, EBITDA is expected
to continue to contract, albeit at
a slower pace
• TMX is expected to reduce
Capex on an absolute basis as
EBITDA decreases
Source 2008A-2010A = Company Filings, 2011E-2016E = Publicly Available Adjusted Projections

DCF Sensitivity Table
DCF Analysis
VALUATION
24
September 12, 2011
Peer
Unlevered
Beta
Brazil
Tele Norte Leste 0.50
Telesp 0.84
Average 0.67
USA
Windstream 0.57
Frontier Communications 0.51
CenturyLink 0.50
Average 0.53
Global Average 0.58
Beta Calculation Free Cash Flow Calculation - Based on The Publicly Available Adjusted Projections
Share Price Calculation
US$ WACC | As of  September 12, 2011
Component Value
Risk Free Rate 3.0%
Country Premium (bps)
(4)
107
Market Risk Premium 6.0%
Unlevered Beta 0.58
Target Debt / (Debt + Equity) 25.0%
Tax Rate 28.0%
Levered Beta 0.72
Cost of Equity (Nominal US$) 8.4%
Cost of Debt, Pre-Tax 5.0%
WACC (Nominal US$) 7.2%
Cost of Capital Calculation
(4)
US$MM, unless otherwise stated
Present Value of Free Cash Flows
(1)
8,013
Plus: Present Value of Terminal Value
(1)
11,071
Aggregate Value 19,084
Minus: Net Debt and Minority Interest
(3)
5,667
Equity Value 13,417
Total Shares Outstanding (MM) 18,029
Price per Share (US$) 0.74
Exchange Rate 12.77
Price per Share (Mx$) 9.50
Notes
1.
Discounted Cash Flows using midpoint of WACC and Exit Multiple ranges, of 7.5% and 5.5x, respectively
2.
FX rates using Morgan Stanley Research estimates for 2011E and 2012E, 2013E-2016E calculated using the Global Insight 2013E-2015E CPI inflation differential between the U.S. and Mexico
3.
Total debt of Mx$67,777MM + minority interest of Mx$322MM – cash and equivalents of Mx$4,144MM – cash required to pay the September 22, 2011 dividend of Mx$0.1375 per share, converted to US$ at a USDMXN rate of 11.72 as of 6/30/11. Price per share in Mx$ converted at a USDMXN rate of 12.77 as of 9/12/2011
4.
Risk free rate calculated as one-year average yield of UST 10-Yr. Country premium calculated as one-year average spread between yields of UST 10-Yr and
UMS 2020 Bond
Price per Share, Mx$
WACC
6.5% 7.5% 8.5%
5.0x 9.28 8.79 8.32
5.5x 10.03 9.50 9.00
6.0x 10.78 10.21 9.68
Figures in Mx$ MM 2011-2016
2011E 2012E 2013E 2014E 2015E 2016E T. Value CAGR
Revenue 109,500 107,728 106,396 104,823 103,654 102,726 (1.3%)
Y-o-y revenue growth (3.6%) (1.6%) (1.2%) (1.5%) (1.1%) (0.9%)
EBITDA 43,278 42,112 41,255 39,914 39,508 39,038 (2.0%)
EBITDA margin 39.5% 39.1% 38.8% 38.1% 38.1% 38.0%
Tax-affected EBIT 17,805 17,979 18,066 17,719 17,546 17,513 (0.3%)
Plus:  depreciation and amortization 16,803 16,324 15,466 15,304 15,139 14,715 (2.6%)
Depreciation & amortization as % of revenues 15.3% 15.2% 14.5% 14.6% 14.6% 14.3%
Less:  capital expenditures (11,000) (10,248) (10,408) (9,853) (9,716) (8,732) (4.5%)
Capital expenditures as % of revenues 10.0% 9.5% 9.8% 9.4% 9.4% 8.5%
Plus: Decrease in working capital (336) (567) 157 266 54 79
Unlevered free cash flow 23,273 23,487 23,281 23,436 23,023 23,575 214,710 0.3%
% of cash flow to discount 25% 100% 100% 100% 100% 100%
Unlevered free cash flow to discount (Mx$MM) 5,818 23,487 23,281 23,436 23,023 23,575
Average FX rate (Ps. per US$)
(2)
12.43 12.45 12.53 12.77 12.99 13.18 13.27
Unlevered free cash flow to discount (US$MM) 468 1,887 1,858 1,836 1,773 1,789 16,046
Discounted unlevered free cash flows (US$MM)
(1)
464 1,787 1,638 1,505 1,352 1,269 10,976

17.00 17.00
16.50 16.45
16.16
11.50
14.00
14.20
14.50
22.00
18.55
18.00
17.16 17.00 17.00
17.00
16.50
0.00
5.00
10.00
15.00
20.00
25.00
HSBC UBS CS BTG MS Ixe DB Actinver Itau Citi Santander BAML GS Scotia JPM Offer 29-Jul-1
TMX ADS Price Target – Undiscounted from Target Date to Current
US$
Rec.
% Offer to
Price Target:
Median: 17.00
7/19/11
Under-
weight
43.0%
7/20/11
Under-
perform
17.5%
7/19/11
Sell
15.8%
6/6/11
Sell
(0.3%)
3/28/11
Sell
(0.3%)
2/4/11
Under-
perform
(3.2%)
Neutral
7/19/11
(11.3%)
5/17/11
Sell
(3.2%)
6/27/11
Hold
(3.2%)
7/19/11
Sell
(3.2%)
7/19/11
Under-
weight
(3.2%)
7/20/11
Sell
(4.1%)
5/18/11
Over-
weight
(25.2%)
(1)
TMX - Wall Street Research Price Targets
25
Note
1. Offer price converted to US$ using the 20:1 shares to ADS conversion ratio and an exchange rates of 12.77 as of 9/12/11
• TMX is covered by at least 15
brokerage firms
• Analysts valuations are tightly
concentrated
– 9 analysts with price targets
between US$16.50 – 18.00 /
ADS
–
Only two analysts
above
US$18.00 and four below
US$15.00
• 73% of the research analysts had
a sell recommendation on Telmex
prior to the announcement of the
planned tender offer
• Tender offer price is above the
Wall Street research median price
targets for TMX shares and in line
with research median price targets
for ADSs
– It represents a premium of 4.0%
vs. the median share price
target, of 10.6% vs. the 1-day
prior closing price of the Series L
share price and of 1.8% vs. the
1-day prior closing price of the
Series L ADS
9.49
10.70
10.50
10.10
10.00
9.75
10.50
8.50
9.00
9.50
10.00
10.50
11.00
Itau Actinver Santander BTG Ixe Offer 29-Jul-11
TMX Share Price Target – Undiscounted from Target Date to Current
Mx$
Median: 10.10
Rec.
% Offer to
Price Target:
2/4/11
Under-
perform
(1.9%)
5/17/11
Sell
0.0%
3/28/11
Sell
4.0%
7/19/11
Sell
5.0%
7/19/11
Sell
7.7%
Source Bloomberg
Source Bloomberg
VALUATION
Prior to AMX Tender Announcement on August 1, 2011
7/8/11
Under-
peform
13.4%
7/19/11
Neutral
(8.6%)

VALUATION
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